                                                                    Exhibit 99.1

                           THIRD AMENDMENT AND WAIVER

         THIRD AMENDMENT, dated as of April 28, 2000 (this "AMENDMENT"), to the Credit Agreement, dated as of June 9, 1998 (the "CREDIT AGREEMENT"), as amended by the First Amendment dated as of August 21, 1998 and the Second Amendment dated as of April 15, 1999 each among U.S. OFFICE PRODUCTS COMPANY, a Delaware corporation (the "BORROWER"), BLUE STAR GROUP LIMITED, a New Zealand corporation ("BLUE STAR GROUP"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), BANKERS TRUST COMPANY, a New York banking corporation, as syndication agent (in such capacity, the "SYNDICATION AGENT"), MERRILL LYNCH CAPITAL CORPORATION, a Delaware corporation, as documentation agent for the Lenders hereunder (in such capacity, the "DOCUMENTATION AGENT"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H :

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

         WHEREAS, the Borrower has requested, and upon the effectiveness of this Amendment, the Lenders have agreed, that certain provisions of the Credit Agreement be amended or waived upon the terms and conditions set forth below; and

         WHEREAS, in consideration of the amendments provided for herein, the Borrower is willing, among other things, to terminate the unused portion of the Multi-Draw Loan Commitments and to reduce the Revolving Credit Commitments as provided for herein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS. (a) Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, unless otherwise defined herein. Unless otherwise indicated, all Schedule, Section and subsection references are to the Credit Agreement.

         (b) Subsection 1.1 is hereby amended by (i) deleting the definition of "Applicable Margin" and (ii) substituting in lieu thereof the following:

         "APPLICABLE MARGIN": as applied to a given Type of Revolving Credit Loans, Multi-Draw Term Loans, Tranche A Term Loans or Tranche B Term Loans, the rate per annum equal to (a) in respect of Revolving Credit Loans, Multi-Draw Term Loans and Tranche A Term Loans, (i) 2.00% per annum with respect to ABR Loans, and (ii) 3.00% per annum with respect to Eurodollar Loans; and (b) in respect of Tranche B Term Loans (i) 2.50% per annum with respect to ABR Loans, and (ii) 3.50% per annum with respect to Eurodollar Loans; PROVIDED, HOWEVER, that (x) if by October 31, 2000 the aggregate principal amount outstanding under the Multi-Draw Term Loans, Tranche A Term Loans and Tranche B Term Loans has not been reduced by $100,000,000 from the aggregate amount that was outstanding as of the Third Amendment Effective Date, then each Applicable Margin shall be increased by 0.50% per annum and (y) if by January 31, 2001 the aggregate principal amount outstanding under the Multi-Draw Term Loans, Tranche A Term Loans and Tranche B Term Loans has not been reduced by $425,000,000 from the aggregate amount that was outstanding as of the Third Amendment Effective Date, then each Applicable Margin as of such date shall be increased by 0.50%.

         (c) The definition of "Capital Expenditures" in Subsection 1.1 is hereby amended by replacing the parenthetical therein to with the following:

         (excluding capital expenditures (i) made for acquisitions permitted by subsection 8.10 and (ii) made from the cash proceeds of the Disposition of any obsolete capital equipment for the replacement of such obsolete capital equipment; PROVIDED, that only up to $5,000,000 of the cash proceeds of the Disposition of obsolete capital equipment that are used to replace such obsolete capital equipment may be excluded)

         (d) Subsection 1.1 is hereby amended by (i) deleting the definition of "Commitment Fee Rate" and (ii) substituting in lieu thereof the following:

         "COMMITMENT FEE RATE": 1/2 of 1% per annum.

         (e) The definition of "Consolidated EBITDA" in Subsection 1.1 is hereby amended by (i) amending the language after the parenthetical in clause (g) thereof to read in its entirely as follows:

         , including, without limitation, any non-recurring charges, (i) incurred during fiscal years 1999, 2000 and 2001 of the Borrower, up to an aggregate amount in fiscal year 1999 not to exceed $5,000,000, in fiscal year 2000 not to exceed $15,000,000 and in fiscal year 2001 not to exceed $12,000,000 (including, in the case of fiscal year 2001, the charges incurred in fiscal year 2001 under clause (ii) below), as a result of the out-of-pocket costs and expenses paid to third party consultants in connection with the restructuring of the Borrower and
         (ii) incurred
         during fiscal years 1999, 2000 and 2001 of the Borrower, up to an aggregate amount not to exceed $9,000,000 (plus any unused portion of the amount referred to in the immediately preceding subclause (i) for fiscal year 2001), as a result of cash contributions to Mail Boxes Etc. to finance the acquisition, implementation and start-up operation of tracking, communications and data systems to support the Mail Boxes Etc. franchisees and headquarters operations or for startup marketing expenses to support a Mail Boxes Etc.--eBay program and (ii) replacing the parenthetical in clause (i) thereof with the following:

         (except in the case of income to the extent of the amount of cash dividends or cash distributions paid to the Borrower or any Subsidiary by the entity accounted for by the equity method of accounting)

         (e) The definition of "Consolidated Interest Expense" in subsection 1.1 is hereby amended by adding at the end thereof the following sentence:

         Notwithstanding the foregoing, Consolidated Interest Expense shall not include any interest expense payable solely as a result of any increase in the Applicable Margin pursuant to, and to the extent provided in, clause (x) or (y) of the proviso to the definition of "Applicable Margin" in this subsection 1.1.

         SECTION 2. PROPOSED TRANSACTIONS. Notwithstanding any other provision of the Credit Agreement, the Borrower and its Subsidiaries may sell or otherwise Dispose of, by means of a negotiated sale or public offering, the Capital Stock, or any of the businesses or lines of business of or included within the companies set forth on Schedule 1 hereto owned by the Borrower and its Subsidiaries (each such sale, a "Permitted Third Amendment Transaction"); so long as each Permitted Third Amendment Transaction is (a) approved by the Board of Directors of the Borrower on terms that the Board of Directors determines as fair and reasonable to the Borrower, (b) subject to a fairness opinion from an independent investment banker or financial advisor of recognized standing, a copy of which is delivered to the Administrative Agent at least five days prior to the date of the closing of any such sale or Disposition, such opinion to be acceptable in form in substance in all respects to the Administrative Agent, and
(c) consummated for cash consideration only. The requirements of clauses (a) and
(b) of the preceding sentence will not apply to any Disposition of the businesses identified on Schedule 1 as exempt from clauses (a) and (b).

         SECTION 3. AMENDMENT TO SUBSECTION 3.3(A). Subsection 3.3(a) of the Credit Agreement is hereby amended by adding to the end of the first sentence thereof, immediately before the period, the following:

         ; PROVIDED, HOWEVER, that letter of credit commissions payable solely as a result of any increase in the Applicable Margin pursuant to, and to the extent provided in, clause (x) or (y) of the proviso to the definition of "Applicable Margin" in subsection 1.1 shall accrue from the date set forth in such clause but shall only be payable, together with interest referred to in subsection
         4.1 (e), to the extent the aggregate Net Cash Proceeds from Permitted Third Amendment Transactions (as defined in the Third Amendment, dated as of April 28, 2000, to this Agreement) and other Asset Sales by the Borrower or any of it Subsidiaries after the Third Amendment Effective Date (as defined in said Third Amendment) equal or exceed the amount of the reduction of the Loans required by such clauses (but in any event shall be payable in full not later than the earlier of (1) the first day of the fiscal quarter ending in July 2001 or (2) the date on which the Loans shall become payable, by acceleration or otherwise, or are paid or prepaid in full).

         SECTION 4. AMENDMENT TO SUBSECTION 4.1. Subsection 4.1 is hereby amended by (a) adding at the beginning of subsection 4.1(d) the phrase "Subject to subsection 4.1(e)," (b) adding a new subsection, immediately following subsection 4.1(d), reading in its entirety as follows:

         (e) Interest payable solely as a result of any increase in the Applicable Margin pursuant to, and to the extent provided in, clause
         (x) or (y) of the proviso to the definition of "Applicable Margin" in subsection 1.1 shall accrue from the date set forth in such clause but shall only be payable, together with letter of credit commissions referred to in the proviso to the first sentence of subsection 3.3(a) to the extent the aggregate Net Cash Proceeds from Permitted Third Amendment Transactions (as defined in the Third Amendment, dated as of April 28, 2000, to this Agreement) and other Asset Sales by the Borrower or any of it Subsidiaries after the Third Amendment Effective Date (as defined in said Third Amendment) equal or exceed the amount of the reduction of the Loans required by such clauses (but in any event shall be payable in full not later than the earlier of (1) the first day of the fiscal quarter ending in July 2001 or (2) the date on which the Loans shall become payable, by acceleration or otherwise, or are paid or prepaid in full).

and (c) relettering subsection 4.1(e) as subsection 4.1(f).

         SECTION 5. AMENDMENT TO SUBSECTION 7.1. Subsection 7.1 is hereby amended by (a) deleting that portion of the text following the semicolon in paragraph (b) and (b) substituting is lieu the following:

         and (c) as soon as available, but in any event not later than 35 days after the end of each month, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidating statements of income of the Borrower and an update on the performance of the Borrower's key operating units during such month;

         all such financial statements delivered pursuant to subsection 7.1(a), 7.1(b) or 7.1(c) to be (and, in the case of financial statements delivered pursuant to subsection 7.1(b) shall be certified by a Responsible Officer of the Borrower as being) complete and correct in all material respects in conformity with GAAP and to be (and, in the case of financial statements delivered pursuant to subsection 7.1(b) shall be certified by a Responsible Officer of the Borrower as being) prepared in reasonable detail in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods that began on or after the Effective Date (except as approved by such accountants or officer, as the case may be, and disclosed therein, and except, in the case of the financial statements delivered pursuant to subsection 7.1(b), for the absence of certain notes).

         SECTION 6. AMENDMENT TO SUBSECTION 8.1(A). Subsection 8.1(a) is hereby amended by (a) deleting the portion of the table appearing therein beginning with the first quarter indicated below and (b) substituting in lieu thereof the following table:

                  Test Period                                                           Ratio
                  -----------                                                           ------
                  Last day of the fourth quarter ending
                    in April 2000 - second to last day of the fourth
                    quarter ending in April 2001                                        0.85 to 1.00

                  Last day of the fourth quarter ending
                    in April 2001 - second to last day of the first
                    quarter ending in July 2001                                         1.00 to 1.00

                  Last day of the first quarter ending
                    in July 2001 - second to last day of the fourth
                    quarter ending in April 2002                                        1.50 to 1.00

                  Last day of the fourth quarter ending
                    in April 2002 - second to last day of the second
                    quarter ending in October 2002                                      1.70 to 1.00

                  Last day of the second quarter ending
                    in October 2002 - last day of the third
                    quarter ending in January 2005                                      2.50 to 1.00

                  Thereafter                                                            2.75 to 1.00

         SECTION 7. AMENDMENT TO SUBSECTION 8.1(B). Subsection 8.1(b) is hereby amended by (a)(i) deleting the portion of the table appearing therein beginning with the first quarter indicated below and (ii) substituting in lieu of such portion the following table and (b) adding at the end thereof the following proviso set forth below such table:


                  Test Period                                                           Ratio
                  -----------                                                           -----
                  Last day of the fourth quarter ending
                    in April 2000 - second to last day of the third
                    quarter ending in January 2001                                      13.00 to 1.00

                  Last day of the third quarter ending
                    in January 2001 - second to last day of the fourth
                    quarter ending in April 2001                                        12.00 to 1.00

                  Last day of the fourth quarter ending
                    in April 2001 - second to last day of the first
                    quarter ending in July 2001                                         11.00 to 1.00

                  Last day of the first quarter ending
                    in July 2001 - second to last day of the third
                    quarter ending in January 2002                                      7.25 to 1.00

                  Last day of the third quarter ending
                    in January 2002 - second to last day of the fourth
                    quarter ending in April 2002                                        6.75 to 1.00

                  Last day of the fourth quarter ending
                    in April 2002 - second to last day of the second
                    quarter ending in October 2002                                      6.25 to 1.00

                  Last day of the second quarter ending
                    in October 2002 - second to last day of the third
                    quarter ending in January 2003                                      4.50 to 1.00

                  Thereafter                                                            4.00 to 1.00

         PROVIDED, HOWEVER, that, commencing with the last day of the fiscal quarter of the Borrower following the fiscal quarter in which the Disposition of the Permitted Third Amendment Transactions listed in Schedule 2 hereto occurs, the foregoing table shall be replaced with the following table:


                  Test Period                                                           Ratio
                  -----------                                                           -----

                  Last day of the fourth quarter ending
                    in April 2000 - second to last day of the second
                    quarter ending in October 2000                                     13.00 to 1.00


                  Last day of the second quarter ending
                    in October 2000 - second to last day of the third
                    quarter ending in January 2000                                     11.80 to 1.00

                  Last day of the third quarter ending
                    in January 2000 - second to last day of the fourth
                    quarter ending in April 2001                                       10.80 to 1.00

                  Last day of the fourth quarter ending
                    in April 2000 - second to last day of the first
                    quarter ending in July 2001                                        9.40 to 1.00

                  Last day of the first quarter ending
                    in July 2001 - second to last day of the third
                    quarter ending in January 2002                                     7.25 to 1.00

                  Last day of the third quarter ending
                    in January 2002 - second to last day of the fourth
                    quarter ending in April 2002                                       6.75 to 1.00

                  Last day of the fourth quarter ending
                    in April 2002 - second to last day of the second
                    quarter ending in October 2002                                     6.25 to 1.00

                  Last day of the second quarter ending
                    in October 2002 - second to last day of the third
                    quarter ending in January 2003                                     4.50 to 1.00

                  Thereafter                                                           4.00 to 1.00


         SECTION 8. AMENDMENT TO SUBSECTION 8.2(O). Subsection 8.2(o) is hereby amended by (a) deleting the reference to the amount "$50,000,000" therein and
(b) adding at the end thereof, immediately before the period, the following:

         the sum of (i) the aggregate amount thereof as of the Third Amendment Effective Date (as defined in the Third Amendment and Waiver, dated as of April 28, 2000, to this Agreement) and (ii) $7,500,000.

         SECTION 9. AMENDMENT TO SUBSECTION 8.4(O). Subsection 8.4(o) is hereby amended by (i) deleting the reference to the amount "$50,000,000" therein and
(ii) adding at the end thereof, immediately before the semicolon, the following:

         the sum of (i) the aggregate amount thereof as of the Third Amendment Effective Date (as defined in the Third Amendment and Waiver, dated as of April 28, 2000, to this Agreement) and (ii) $7,500,000.

         SECTION 10. AMENDMENT OF SUBSECTION 8.6(G). Subsection 8.6(g) is hereby amended by (a) deleting the reference to "paragraphs (i) and (iii)" in subsection 8.6(g)(i) and substituting in lieu thereof a reference to "paragraph
(ii)" and (b) deleting subsections 8.6(g) (ii) and (iii) in their entireties and substituting in lieu thereof the following:

         (ii) all Permitted Third Amendment Transactions (as defined in the Third Amendment and Waiver, dated as of April 28, 2000, to this Agreement), PROVIDED that an amount equal to 100% of the Net Cash Proceeds of such sale LESS the Reinvested Amount with respect thereto is applied in accordance with subsection 4.4(c), and PROVIDED, FURTHER, that the aggregate amount of the Reinvested Amounts with respect to Asset Sales made under subsection 8.6(g)(i) and the Permitted Third Amendment Transactions consummated in any single fiscal year of the Borrower does not exceed $25,000,000;

         SECTION 11. AMENDMENT TO SUBSECTION 8.7. Subsection 8.7 is hereby amended by deleting subsections 8.7(b), 8.7(c), 8.7(d) and 8.7(e) therefrom in their entireties.

         SECTION 12. AMENDMENT TO SUBSECTION 8.8. Subsection 8.8 is hereby amended to read in its entirety as follows:

         8.8 LIMITATION ON CAPITAL EXPENDITURES. Make or commit to make on or after the first day of the 2001 fiscal year of the Borrower any Capital Expenditures (excluding any expenses incurred in connection with normal replacement and maintenance programs properly charged to current operations and any asset acquired in connection with any Permitted Acquisition, but including any asset acquired under a Financing Lease); PROVIDED that the Borrower and its consolidated Subsidiaries may make Capital Expenditures in an amount not to exceed (a) for the fiscal year 2001, $39,000,000, (b) for the fiscal year 2002, 18.5% of Consolidated EBITDA for such fiscal year and
     (c) for each subsequent fiscal year of the Borrower until 2006, 16% of Consolidated EBITDA for such fiscal year.

         SECTION 13. AMENDMENT TO SUBSECTION 8.9. (a) Subsection 8.9(e) is hereby amended by (i) deleting the reference to the amount "$5,000,000 in the aggregate outstanding at any time" therein and (ii) substituting in lieu thereof the following:

         the aggregate amount thereof outstanding as of the Third Amendment Effective Date (as defined in the Third Amendment and Waiver, dated as of April 28, 2000, to this Agreement).

         (b) Subsection 8.9(l) is hereby amended by (i) deleting the reference to the amount "$25,000,000 at any one time outstanding" therein and the proviso thereto and (ii) substituting in lieu thereof the following:

         the aggregate amount thereof outstanding as of the Third Amendment Effective Date (as defined in the Third Amendment and Waiver, dated as of April 28, 2000, to this Agreement).

         (c) Subsection 8.9(n) is hereby amended by (i) deleting the reference to the amount "$15,000,000 at any one time outstanding" therein and (ii) substituting in lieu thereof the following:

         the sum at any time outstanding of (i) the aggregate amount thereof outstanding as of the Third Amendment Effective Date (as defined in the Third Amendment and Waiver, dated as of April 28, 2000, to this Agreement) and (ii) the remainder of $10,000,000 minus the aggregate purchase price of any Permitted Acquisition made after the Third Amendment Effective Date.

         SECTION 14. AMENDMENT TO SUBSECTION 8.10. Subsection 8.10 is hereby amended by (a) deleting all text after the word "future" in subclause (b)(ii) thereof and (b) substituting in lieu thereof the following:

         and (iii) on and after the Third Amendment Effective Date (as defined in the Third Amendment and Waiver, dated as of April 28, 2000, to this Agreement), the aggregate cash purchase price of all acquisitions does not exceed the remainder of $10,000,000 minus the aggregate amount of the Investments under subsection 8.9(n) made after the Third Amendment Effective Date.

         SECTION 15. AMENDMENT TO SUBSECTION 8.12. Subsection 8.12 is hereby amended by (a) deleting therefrom clause (b)(ii) in its entirety and (b) substituting in lieu thereof the following:

         (ii) the aggregate Net Cash Proceeds from all Sale and Leaseback Transactions permitted by this clause (b) shall be applied to prepay the Loans pursuant to subsection 4.4(c).

         SECTION 16. TERMINATION AND REDUCTION OF COMMITMENTS. In consideration of the execution and delivery of this Amendment by the Required Basic Lenders, the Borrower, of the Credit Agreement, hereby irrevocably and unconditionally, subject to the occurrence of and effective upon the Third Amendment Effective Date, gives notice of (a) a termination of the unused portion of the Multi-Draw Term Loan Commitments and (b) a reduction in the aggregate amount of the Revolving Credit Commitments to $150,000,000.

         SECTION 17. AMENDMENT TO SCHEDULE II. Schedule II is hereby amended by deleting the text and the tables appearing therein in their entirety.

         SECTION 18. REVOCATION OF WAIVER OF SUBSECTION 8.17. The waiver of Subsection 8.17 included in Section 10 of the Second Amendment, dated as of April 15, 1999, to the Credit Agreement shall not be effective to permit any repurchases of Senior Subordinated Notes after the Third Amendment Effective Date.

         SECTION 19. REPRESENTATIONS AND WARRANTIES. After giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Section 5 of the Credit Agreement as if made on and as of the date hereof except for any representation or warranty made as of the earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date.

         SECTION 20. CONDITIONS TO EFFECTIVENESS. (a) This Amendment shall become effective on the date (the "THIRD AMENDMENT EFFECTIVE DATE") upon (a) receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by (i) the Borrower and Blue Star Group and (ii) the Required Basic Lenders, (b) receipt by the Administrative Agent of counterparts of the Consent, dated as of the date hereof, substantially in the form of Annex A hereto, duly executed and delivered by Tranche B Term Loan Lenders who, together with the Lenders duly executing and delivering this Amendment, constitute the Required Lenders and (c) receipt by the Administrative Agent from the Borrower for the account of each Lender that duly executes and delivers this Amendment (or, in the case of any Lender that is only a Tranche B Term Loan Lender, that duly executes and delivers the Consent) on or prior to the Third Amendment Effective Date of an amendment fee equal to 0.10% of the aggregate amount (after given effect to Section 12 hereof) of such Lender's Revolving Credit Commitment, Multi-Draw Term Loans, Tranche A Term Loans and Tranche B Term Loans.

         SECTION 21. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         SECTION 22. CONTINUING EFFECT OF CREDIT AGREEMENT. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

         SECTION 23. GOVERNING LAW; COUNTERPARTS. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                      U.S. OFFICE PRODUCTS COMPANY

                                      By: /s/ Joseph P. Doyle
                                         --------------------------------------
                                      Title: EVP-CFO

                                      BLUE STAR GROUP LIMITED

                                      By: /s/ Joseph P. Doyle
                                         --------------------------------------
                                          Title: EVP-CFO

                                      THE CHASE MANHATTAN BANK, as
                                      Administrative Agent and as a Lender

                                      By /s/ William J. Caggiano
                                         --------------------------------------
                                          Name: William J. Caggiano
                                          Title: Managing Director



                         [signature pages omitted]

                                                                      Schedule 1

                     Permitted Third Amendment Transactions

The sale or Disposition of :

Mail Boxes Etc.
Blue Star-Supplies (NZ and AUS)
Blue Star-Retail (NZ and AUS)
Business Solutions*
McWhorter's
Stamps.com**















* A Disposition of Business Solutions is exempt from the requirements of clauses
(a) and (b) of Section 2.

** A Disposition of the common stock of Stamps.com is exempt from the requirements if clauses (a) and (b) o Section 2 where such common stock is sold in open market transactions.

                                                                      Schedule 2

           Permitted Third Party Transactions Referred to in Section 7

Mail Boxes Etc.
Blue Star-Supplies (NZ and AUS)
Blue Star-Retail (NZ and AUS)